                                                                   EXHIBIT 23(f)


                          INDEPENDENT AUDITORS' CONSENT



            We consent to the incorporation by reference in this Registration Statement of Track Data Corporation on Amendment No. 1 to Form S-3 of our report dated February 17, 1995 (relating to the financial statements of Track Data (Japan), Ltd. not presented separately herein) appearing in the Current Report on Form 8-K/A-2 dated as of March 26, 1996 of Track Data Corporation for the year ended December 31, 1994, which is part of this Registration Statement.


Deloitte Touche Tohmatsu
June 26, 1996